UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)      February 18, 2005

Microfield Group, Inc.

(Exact name of registrant as specified in its charter)

Oregon	000-26226	93-0935149

(State or other jurisdiction	Commission	(IRS Employer
of incorporation)	file number	Identification No.)

1631 NW Thurman, Suite 200, Portland, OR		97209

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (503) 419-3580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) R. Patrick Hanlin resigned as the Chairman of the Board of Directors and as a Director of the Company effective as of February 18, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2005.

Microfield Group, Inc.
/s/ A. Mark Walter
A. Mark Walter, President